Exhibit 99.1

Net Element to Acquire PayStar and Nexcharge

Proprietary integrated payment and remittance platforms will strengthen Net Element’s global offering

MIAMI, FL – July 21, 2016 - Net Element, Inc. (NASDAQ: NETE) (“Net Element” or the “Company”), a provider of global mobile payment technology solutions and value-added transactional services, announced today the entry into a binding letter of intent to acquire a majority interest in PayStar, Inc. (“PayStar”), a comprehensive remittance and e-wallet platform for emerging markets and Nexcharge, Inc. (“Nexcharge”), a proprietary payment processing, fraud management and merchant management platform.

It is contemplated that Net Element together with PayStar and Nexcharge will create one or more entities into which PayStar and Nexcharge will contribute all their assets, with Net Element owning a 51% interest in the newly created entities. Pursuant to the terms of the agreement, Net Element will have the irrevocable sole and exclusive option to acquire the remaining 49% interest in the newly created entities during the 12 months from the closing of the transaction.

PayStar delivers a Software as a Service (“SaaS”) solution to financial institutions for their payroll and merchant management services. PayStar introduced its mobile remittance system in the Gulf Cooperation Council (“GCC”) region, targeting a booming migrant worker population. PayStar aims to expand its mobile payroll and remittance services throughout the Middle East, starting with Qatar, United Arab Emirates (“UAE”), Oman and Saudi Arabia (“KSA”). In these markets PayStar has contracted with Commercial Bank of Qatar United Limited and National Bank of Oman, which positions PayStar to market its services to more than 15 million migrant workers. In addition, PayStar has contracts with Habitat Bank in Tunisia, Morocco and Algeria as well as Philippines National Bank in Philippines, Indusind Bank in India and ThamelRemit in Nepal. PayStar’s mobile payments capabilities are available in KSA, through contracts with Mobility, a leading mobile network operator with an installed migrant customer base of 7+ million subscribers.

Nexcharge transaction processing platform was developed to make it easy for acquiring banks and Payment Service Providers (“PSPs”) to connect with merchants in a secure, stable processing environment. It also allows merchants the ability to connect to numerous acquiring banks and PSPs in a convenient fashion without additional application requirements. Once Nexcharge has approved a merchant, that merchant is automatically approved within the network of integrated providers. In most cases the merchant will be unaware of the identity of the acquiring bank assisting with the transactions. The Nexcharge platform has adopted the Payment Card Industry Data Security Standard Level 1 (PCI DSS) with increased controls around cardholder data to reduce credit card fraud via its exposure.

The successful closing of these acquisitions will allow Net Element to cross-sell its products and services while deploying PayStar and Nexcharge technologies and services in selected emerging markets.

“These acquisitions will allow Net Element to present transactions for processing directly to Visa, MasterCard, American Express and other networks, as well as expand our presence in GCC region and other selected markets,” commented Oleg Firer, CEO of Net Element. “These acquisitions will add to the growth of our business and increase market share internationally.”

“We are extremely excited about this opportunity. Positioning our companies on Net Element’s worldwide platform utilizing our in-demand technologies allows Nexcharge and Paystar the opportunity to extend and grow into those market verticals that Net Element has already penetrated.” states Christopher Berlandier, Founder.

Terms of the proposed acquisitions are disclosed in Net Element’s Form 8-K, which was filed with the Securities and Exchange Commission (SEC) on July 21, 2016, and may be obtained from the SEC's Internet website at http://www.sec.gov.

Closing of the acquisitions is subject to Net Element’s satisfactory completion of due diligence, definitive documentation and other customary closing conditions.

About Net Element

Net Element, Inc. (NASDAQ: NETE) operates a payments-as-a-service transactional and value-added services platform for small to medium enterprise (“SME”) in the US and selected emerging markets. In the US it aims to grow transactional revenue by innovating SME productivity services such as its cloud based, restaurant point-of-sale solution Aptito. Internationally, Net Element’s strategy is to leverage its omni-channel platform to deliver flexible offerings to emerging markets with diverse banking, regulatory and demographic conditions such as UAE, Kazakhstan, Kyrgyzstan and Azerbaijan where initiatives have been recently launched. Further information is available at www.netelement.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, whether the transactions contemplated by the Letter of Intent will ultimately close, if the closing takes place, whether the transaction will result in the cross-selling and monetizing opportunities contemplated; whether the closing of the transaction will have a positive impact on the Company, whether Net Element can secure any additional financing and if such additional financing will be adequate to meet the Company's objectives and whether the transaction will add to the growth of the Company’s business and increase the Company’s market share internationally. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Net Element and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) Net Element's ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Net Element's ability to maintain existing, and secure additional, contracts with users of its payment processing services; (iii) Net Element's ability to successfully expand in existing markets and enter new markets; (iv) Net Element's ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Net Element's business; (viii) changes in government licensing and regulation that may adversely affect Net Element's business; (ix) the risk that changes in consumer behavior could adversely affect Net Element's business; (x) Net Element's ability to protect its intellectual property; (xi) local, industry and general business and economic conditions; (xii) the Company’s issuances of the Company’s common stock from time to time in exchange for retiring the Company’s debt may cause substantial dilution to our existing stockholders and the sale of the shares of our common stock acquired by Crede in exchange for our debt could cause the price of our common stock to decline; (xiii) adverse effects of potentially deteriorating U.S.-Russia relations, including, without limitation, over a conflict related to Ukraine, including a risk of further U.S. government sanctions or other legal restrictions on U.S. businesses doing business in Russia. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by Net Element with the Securities and Exchange Commission. Net Element anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Net Element assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Contact:

Net Element, Inc.

media@netelement.com

+1 (786) 923-0502